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                                                                   Exhibit 10.19






                             GLOBAL DOCTOR LIMITED
                                ACN 007 553 979


                                      and


                           ZERO NOMINEES PTY LIMITED
                                ACN 091 927 981


                      CONVERTIBLE NOTE FACILITY AGREEMENT
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THIS CONVERTIBLE NOTE FACILITY AGREEMENT is made on 14 February 2001 between the following parties:

1. GLOBAL DOCTOR LIMITED (ACN 007 553 979) of 16 Thelma Street, West Perth, Western Australia 6005 ("GLOBAL DOCTOR"); and

2. ZERO NOMINEES PTY LTD (ACN 091 927 981) of Level 14 140 St Georges Terrace, Perth, Western Australia 6000 (the "NOTEHOLDER").

RECITAL:

The Noteholder has agreed to subscribe and Global Doctor has agreed to issue to the Noteholder an unsecured Note with a right of conversion into Shares with a face value of $500,000 on the terms and conditions of this Agreement.

THE PARTIES AGREE as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this agreement, unless the contrary intention appears:

     "ASX" means Australian Stock Exchange Limited (ACN 008 624 691);

     "BONUS ISSUE" means an issue of shares by way of capitalization of profits, reserves, share premium account or capital redemption reserve fund or otherwise, but excludes as issue of shares made in lieu of a cash dividend under Global Doctor's constitution.

     "BUSINESS DAY" means a day that is not a Saturday, Sunday or public holiday in Perth, Western Australia;

     "CONVERSION DATE" means the date which is 31 December 2001 or if such date is not a Business Day then the next following Business Day;

     "CONVERSION NOTICE" means a notice given by the Noteholder to Global Doctor under clause 2.2(b);

     "CONVERSION PRICE" means 3 cents per Share;

     "CONVERSION RIGHT" means the right given to the Noteholder under clause 2.2(a) to convert the whole of the Note into Shares;

     "DATE OF ISSUE" has the meaning as defined in clause 2.1(b);

     "FACE VALUE" means the face value of the Note agreed to be subscribed for pursuant to clause 2.1(a) being $500,000;
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     "FINAL REPAYMENT DATE" means the next Business Day after the Conversion
     Date;

     "INTEREST PAYMENT DATE" means 31 December 2001;

     "INTEREST PERIOD" means the period from the date of this agreement to the following Interest Payment Date;

     "NOTE" means the convertible note to be issued according to the terms and conditions of this Agreement;

     "SHARES" means fully paid ordinary shares in Global Doctor Ltd.

1.2  GENERAL

     In this agreement, including the recitals, unless the context otherwise requires:

     (a) a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and any statutory instrument issued under, that legislation or legislative provision;

     (b) a word denoting the singular number includes the plural number and vice versa;

     (c) a word denoting an individual or person includes a corporation, firm, authority, government or governmental authority and vice versa;

     (d)  a word denoting a gender includes all genders;

     (e) a reference to a recital, clause, schedule or annexure is to a recital, clause, schedule or annexure of or to this agreement;

     (f) a reference to any agreement or document is to that agreement or document (and, were applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

     (g) a reference to any party to this agreement, or any other document or arrangement, includes that party's executors, administrators, substitutes, successors and permitted assigns; and

     (h) a reference to "dollars" or "$" is to an amount in Australian currency.

1.3  HEADINGS AND PARTS OF SPEECH

     In this agreement, including the recital:

     (a) headings are for convenience of reference only and do not affect interpretation; and
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     (b)  where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning.

2.   CONVERTIBLE NOTE

2.1  SUBSCRIPTION AND ISSUE

     (a) The Noteholder agrees to subscribe for a convertible note with a face value of $500,000 by payment of the issue price of $500,000 by direct debit into a bank account nominated by Global Doctor within 5 Business Days hereof.

     (b) On the date of the receipt of the funds pursuant to clause 2.1(a) ("Date of Issue"), Global Doctor will issue the Note to the Noteholder on the terms and conditions set out herein.

2.2  CONVERSION RIGHT

     (a) On the Conversion Date the Noteholder may convert the Note in whole, but not in part, into Shares in the manner described in clause 2.2(b) and on the basis set out in clause 2.2(c).

     (b) The Noteholder may exercise the Conversion Right by giving notice to Global Doctor in accordance with clause 6, anytime after the 31 July 2001 at least 2 days prior to the Conversion Date.

     (c) If the Noteholder exercises the Conversion Right, Global Doctor must issue that number of shares calculated by dividing the Face Value of the Note by the Conversion Price within 5 Business Days after delivery of the Conversion Notice to Global Doctor.

     (d) Global Doctor must within 10 Business Days after the exercise of the Conversion Right deliver a holding statement to the Noteholder in respect of the Shares referred to in clause 2.2(c).

     (e)  Upon:

          (i)  the delivery to Global Doctor of a Conversion Notice; and

          (ii) the issue to the Noteholder of the holding statement referred to in clause 2.2(d).

          the Note is deemed to be redeemed except for any interest which may have accrued but which remains unpaid.

     (f) After the issue of the Shares under clause 2.2(c), Global Doctor must promptly apply for official quotation of those Shares by the ASX.
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2.3  RANKING OF SHARES

     Each Share issued to the Noteholder under clause 2.2(c) will rank pari passu in all respects with the then existing issued ordinary shares in Global Doctor.

2.4  BONUS ISSUES

     The Note does not carry any rights to, or otherwise entitle the Noteholder, to participate in any Bonus Issue made by Global Doctor.

2.5  REORGANISATION OF CAPITAL

     If at any time prior to a Conversion Date the issued share capital of Global Doctor is reorganised, the number of Shares into which the Note is convertible or the Conversion Price, or both, must be reorganised so that the Noteholder will not receive a benefit that holders of Shares do not also receive (subject to the same provisions with respect to the rounding of entitlements as are sanctioned by the meeting of ordinary shareholders approving the reorganisation of capital), but in all other respects the terms of conversion of the Note remain unchanged.

2.6  OFFERS TO HOLDERS OF ORDINARY SHARES

     The Conversion Right confers on the Noteholder no rights or entitlements to participate in any new issues of capital offered to Global Doctor's ordinary shareholders prior to repayment or conversion of the Note.

2.7  SECURITY

     The Note is unsecured and ranks for payment as to both principal and interest equally with all other unsecured obligations of Global Doctor (except where such obligations have been sub-ordinated to the Note) but after settlement of any payments required by law to be made in priority.

2.8  ASSIGNMENT

     The Note is not assignable without the written consent of Global Doctor.

2.9  CHANGE OF CONTROL

     (a) If, prior to the Final Repayment Date, a Change of Control occurs in relation to Global Doctor:

          (i) As soon as Global Doctor becomes aware of such Change of Control, Global Doctor must give notice in writing of such change to the Noteholder (a "Change of Control Notice"); and

          (ii) Within 10 Business Days after receipt of a Change of Control Notice by the Noteholder or by the Conversion Date, whichever is the sooner, the Noteholder may by written notice to Global Doctor (the "Early Conversions Notice") convert the whole, but not part of the Note and the provisions of clause 2.2 shall apply.

          For the purposes of clause 2.9, a "Change of Control" will be deemed to occur in relation to Global Doctor if a person (not including Global Doctor or any related body corporate of Global Doctor) becomes entitled (otherwise than by reason of the acceptance of an offer under a takeover scheme for Global Doctor Shares where that offer remains subject to any defeating condition) to 40% or more of the voting shares in Global Doctor.

3.   REDEMPTION OF NOTE AND PAYMENT OF INTEREST

3.1  REDEMPTION OF NOTE BY ZERO NOMINEE PTY LIMITED

     If the Noteholder does not exercise the Conversion Right, Global Doctor must redeem the Note by paying to the Noteholder its Face Value (together with all interest accrued and unpaid on the Note) on the Final Repayment Date.

3.2  INTEREST

     (a) Global Doctor must pay the Noteholder interest on the Note, from and including the Date of Issue up to but excluding the Conversion Date or Final Repayment Date (as applicable).

     (b)  Interest:

          (i) accrues from day to day on the basis of a 365 day year and for the actual number of days elapsed;

          (ii) is payable in arrears on each Interest Payment Date and on the Conversion Date or Final Repayment Date (as applicable); and

          4.   is calculated and payable at the rate of 8% per annum.

3.3  REDEMPTION INSTIGATED BY GLOBAL DOCTOR

     Global Doctor reserves the right to repurchase the convertible note prior to 31 July 2001 and as such Global Doctor would pay the principal plus accruing interest calculated on a daily basis plus issue to Zero Nominees Pty Ltd 1,000,000 shares in Global Doctor.

5.   DEFAULT

     If:

     (a) Global Doctor fails to pay any principal, interest or other moneys due and payable by it under this agreement within 5 days of receiving written notice to pay from the Noteholder;

     (b)  Global Doctor resolves in general meeting that it be wound up;

     (c) a receiver or receiver and manager is appointed over any of Global Doctor's property or assets;

     (d)  a provisional liquidator is appointed to Global Doctor;

     (e)  a Court makes an order for the winding up of Global Doctor;

     (f) an administrator of Global Doctor is appointed under sections 436A, 436B or 436C of the Corporations Law; or

     (g)  Global Doctor executes a deed of company arrangement,

     then at any time thereafter the Noteholder may (but is not obliged to) by notice to Global Doctor:

          (i) declare the Note immediately due, whereupon the Note is immediately required to be redeemed at Face Value together with all interest accrued and unpaid on the Note, and Global Doctor must immediately pay the relevant amount to the Noteholder; and/or

          (ii) take any action or proceeding necessary to enforce its rights under this agreement.

6.   COSTS AND STAMP DUTY

     Each party will bear their own legal costs in relation to the preparation, execution, completion and carrying into effect of this agreement provided that Global Doctor shall pay all stamp duty payable on or in respect of this agreement.

7.   NOTICES

7.3  METHOD OF GIVING NOTICES

     A notice required or permitted to be given by one party to another under this agreement must be in writing and is treated as being duly given if it is:

     (a)  left at that party's address;

     (b)  sent by pre-paid mail to that party's address; or

     (c)  transmitted by facsimile to that party's address.

7.2  TIME OF RECEIPT

     A notice given to a party in accordance with clause 6.1 is treated as having been duly given and received:

     (a)  when delivered (in the case of it being left at that party's address);

     (b) on the third Business Day after posting (in the case of it being sent by pre-paid mail); and

     (c) on the Business Day of transmission (in the case of it being given by facsimile and sent to the facsimile receiver number of that party and no intimation having been received that notice has not been received, whether that intimation comes from that party or from the operation of facsimile machinery or otherwise).

7.3  ADDRESS OF PARTIES

     For the purposes of this clause 6, the address of a party is the address set out below or another address of which that party may from time to time give notice to each other party:

          Global Doctor:           16 Thelma St
                                   West Perth WA 6005

          Facsimile:               61 8 9226 2090
          Attention:               Mr G Argyle

          The Noteholder:          Zero Nominee Pty Ltd

                                   Level 14
                                   140 St Georges Terrace
                                   Perth, WA 6000

          Facsimile:               61 8 9488 1477
          Attention:               Mr P Diamond

8. GENERAL

8.1  AMENDMENT

     No variation or waiver of, or any consent to any departure by a party from, a provision of this agreement is of any force or effect unless it is confirmed in writing, signed by the parties and then that variation, waiver or consent is effective only to the extent for which it may be made or given.
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8.2  WAIVER

     The failure, delay, relaxation or indulgence on the part of any party in exercising any power or right conferred upon that party by this agreement does not operate as a waiver of that power or right, nor does any single exercise of any power or right preclude any other or further exercise of it or the exercise of any other power or right under this agreement.

8.3  ENTIRE AGREEMENT

     This agreement constitutes the entire agreement between the parties and, to the fullest extent permitted by law, no representations, warranties, guarantees or other terms or conditions, whether express or implied and whether oral or in writing in relation to the subject matter of this agreement will be of any force or effect unless contained in this agreement.

8.4  SEVERANCE

     If any provision of this agreement is invalid and not enforceable in accordance with its terms, other provisions which are self-sustaining and capable of separate enforcement with regard to the invalid provision, are and continue to be valid and enforceable in accordance with their terms.

8.5  FURTHER ASSURANCE

     Each party must do, sign, execute and deliver and must procure that each of its employees and agents does, signs, executes and delivers, all acts, deeds, documents and instruments reasonably required of it or them by notice from another party to effectively carry out and give full effect to this agreement and the rights and obligations of the parties under it.

8.6  COUNTERPARTS

     This agreement may be executed by any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

8.7  GOVERNING LAW AND JURISDICTION

     This agreement is governed by, and is to be construed in accordance with, the law of Western Australia and the parties submit to the non-exclusive jurisdiction of the Courts of Western Australia and any Court hearing appeals from those Courts.

EXECUTED by the parties.


THE COMMON SEAL of GLOBAL
DOCTOR LIMITED, the fixing of which was
witnessed by:

/s/ Gavin J. Argyle                     /s/ Kenneth McKinnon
-----------------------------           -------------------------------
Signature of director                   Signature of secretary

Gavin J. Argyle                         Kenneth McKinnon
-----------------------------           -------------------------------
Name of director                        Name of secretary


THE COMMON SEAL of ZERO
NOMINEES PTY LTD, the fixing of which
was witnessed by:

/s/ Peter Diamond                       /s/ Shane Gherbaz
-----------------------------           -------------------------------
Signature of director                   Signature of director/secretary

Peter Diamond                           Shane Gherbaz
-----------------------------           -------------------------------
Name of director                        Name of director/secretary

THIS DEED OF VARIATION is made on 20 August 2002 between the following parties:

1. GLOBAL DOCTOR LIMITED (ACN 007 553 979) of 30 Ledgar Road, Balcatta, Western Australia 6021 ("GLOBAL DOCTOR"); and

2. ZERO NOMINEES PTY LIMITED (ACN 091 927 981) of Level 14, 140 St Georges Terrace, Perth, Western Australia 6000 ("NOTEHOLDER").

RECITAL:

The Noteholder subscribed and Global Doctor issued to the Noteholder an unsecured Note with a right of conversion into Shares with a face value of A$500,000 on the terms and conditions of the Agreement dated 14 February 2001.

THE PARTIES AGREE as follows:

1.   CONDITION PRECENDENT

     Merger of MedAire, Inc. and Global Doctor Limited as announced on 2 August 2002.

2.   AMENDMENT

     The Parties agree that the Convertible Note Facility Agreement shall be amended by:

     (a) Interest accrues from 14 August 2002 at a rate of 8% per annum and previous unpaid interest or interest owing is waived.

     (b) Conversion terms are to be converted into MedAire listed shares at the equivalent rate of pre-merger of 25 million options exercisable at 2 cents.

     (c) The note is payable on the 31 March 2004 or can be converted by the Noteholder at anytime up until the 31 March 2004.

EXECUTED AS A DEED by the parties.

EXECUTED by ZERO NOMINEES PTY LIMITED,
in accordance with section 127 of the
Corporations Act:

ILLEGIBLE SIGNATURE                              ILLEGIBLE SIGNATURE
------------------------------------             -------------------------------
Signature of director                            Signature of director/secretary

ILLEGIBLE SIGNATURE                              ILLEGIBLE SIGNATURE
------------------------------------             -------------------------------
Name of director                                 Name of director/secretary

EXECUTED by GLOBAL DOCTOR
LIMITED, in accordance with section 127 of the Corporation Act:


/s/ Gavin Argyle                                 /s/ Susmit Shah
-------------------------------                  -------------------------------
Signature of director                            Signature of secretary


Gavin Argyle                                     Susmit Shah
-------------------------------                  -------------------------------
Name of director                                 Name of secretary



EXECUTED by MEDAIRE,
INCORPORATED:


/s/ Joan Sullivan Garrett                        /s/ Kjell C. Andreassen
-------------------------------                  -------------------------------
Signature of President                           Signature of Vice President


Joan Sullivan Garrett                            Kjell C. Andreassen
-------------------------------                  -------------------------------
Name of President                                Name of Vice President